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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07677

Profit Funds Investment Trust
(Exact name of registrant as specified in charter)

7500 Old Georgetown Road, Suite 700 Bethesda, Maryland	20814
(Address of principal executive offices)	(Zip code)

Eugene A. Profit

Profit Investment Management, LLC 7500 Old Georgetown Road Bethesda, MD 20814
(Name and address of agent for service)

Registrant's telephone number, including area code:	(301) 650-0059

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

THE PROFIT FUND

PVALX

Annual Report

September 30, 2015

THE PROFIT FUND LETTER TO SHAREHOLDERS	November 11, 2015

Market Overview

In 4Q 2014, the U.S. economic recovery narrative remained unchanged and positive. According to the latest estimate by the Bureau of Economic Analysis (BEA), the U.S. economy is very strong. The BEA reported that GDP grew at a 5.0% annualized rate in the third quarter. The U.S. hadn’t hit that level of economic growth in well over a decade. The strength in the U.S. economy was coupled with the Federal Reserve’s (the “Fed”) adjustment in language regarding monetary policy. The Fed switched from its previous language that interest rates would remain low for a “considerable time” to being “patient” about when it will consider raising interest rates. This will result in divergent global monetary policy as the U.S. dollar continues to gain strength, potentially further boosting U.S. consumer spending.

In 1Q 2015, market volatility was notably higher in the beginning of the year as investors fretted over the possible timing of future interest rate hikes and wrestled over stock valuations. Equities maintained their upward trend and it appeared there continues to be healthy risk appetite as small cap stocks outperformed large cap stocks for the quarter: the Russell 2000 Index returned 4.32% vs. the Russell 1000 Index which returned 1.59%. The lower energy costs are a boon for the majority of the U.S. economy. The Federal Energy Information Administration estimated that the typical American household would save $750 because of lower gasoline prices this year. For the average American family, the lower fuel-cost impact is substantial. The 50% year-over-year decline in the price of oil also benefits corporations with high domestic revenues. The decline in the price of crude oil roughly offsets the impact of the rise in the U.S. dollar.

In 2Q 2015 modest improvement in the global economy was led by the developed markets. Europe, with the exception of Greece, appears to be on the upswing while Japan finally showed signs of exiting their recession. The quarter started with the announcement that the Chinese central bank had cut its required reserve ratio for major banks by 100 basis points. The move is a form of monetary easing, and it comes on the heels of the previous week’s data showing that the year-over-year rate of real GDP growth slowed to 7.0% in Q1 from 7.3% in Q4 2014. With further slowing in China likely in coming quarters, Chinese authorities probably will ease monetary and fiscal policies further, at least at the margin, to help support economic growth.

Stocks were directly affected by headline news in 3Q 2015. Namely, news of the weakness in the Chinese economy; the Fed deciding not to raise the fed funds rate; and last but not least, a tweet by Hillary Clinton voicing her frustration with escalating pharmaceutical drug pricing. Collectively the three announcements were the main reasons why we experienced such a dramatic selloff during the last quarter but we think that the news was not all bad. Longer term, the revaluation of the Chinese currency makes strategic sense to us as it should help China transition itself from a mostly export nation to one where consumption leads growth. The decision by the Fed was justified, in our opinion, as we continue to see a growing number of weak economic indicators over the last month. Hillary’s comments were timely and will likely limit the upside of a number of biotech stocks until we get more clarity. In general, we believe her plan to curb drug pricing is just political rhetoric and won’t have a significant effect on pricing.

The Profit Fund (“PVALX”) Performance

During the fiscal year ended September 30, 2015, PVALX declined 5.52%, while the S&P 500 Index declined 0.61%. Much of the underperformance was due to 1Q 2015. During that quarter, our technology investments meaningfully detracted from our overall performance. In 2014 our valuation-sensitive approach was rewarded as investor concerns around the prolonged low interest rate environment helped our technology names (mostly legacy names), whose valuations were reasonable compared to the overall market. However, in 1Q15 higher beta technology names were rewarded as investors bid up names that have historically done well in a rising interest rate environment. In 3Q 2015, health care was one of our weakest sectors. Although we are underweight in health care, the portfolio still felt the negative effects of Hillary Clinton’s tweet about drug pricing.

Gainers

Starbucks Corporation (SBUX) – shares were up 44% for the fiscal year. The success was due to new product introductions and the announcement of an accelerated national rollout of its Mobile Order and Pay capabilities based on its successful tests in select markets. We remain bullish on SBUX as the company has significant room for store base expansion, especially in foreign markets, as well as through the introduction of new concepts with Teavana and its new high-end brand. In its existing stores, we expect positive same-stores sales to be driven by ongoing product innovation, as well as Mobile Order and Pay.

Aetna (AET) – shares were up 37% for the fiscal year. During the last six quarters, the company consecutively beat quarterly guidance and raised future guidance. Strength has been driven by their strong medical loss ratio (MLR), and management has been positive regarding accretion assumptions surrounding the pending Humana deal. AET continues to perform well on a fundamental basis and earnings will be further augmented by the pending acquisition of Humana.

Nike (NKE) -- shares of Nike were up 39% for the fiscal year. The company’s strength has beat expectations across the board with an EPS that was $0.15 above street projections. Better than expected sales, gross margin, Selling, General and Administrative Expenses (SG&A) as a percentage of sales and taxes drove the beat. Sales were strong across the board. Nike reported revenues of $8.41B vs. consensus’ $8.22B estimate. Footwear grew 18% ex- FX and apparel sales rose 12%. Geographically, the biggest sales beats were in Greater China and in the emerging market region.

Losers

Michael Kors (KORS) – shares were down 44% for the fiscal year. KORS is a stock that has sold off materially since last year due to disappointing comp trends and fears of a decline in brand equity in North America, all of which have resulted in poor sentiment and a shifting investor base. The tide shifted in August when the company reported better than expected revenues and earnings, causing the stock to recover from a multi-year low. While some near-term pressures of difficult watch comparisons and FX remain, shares remain attractive at current levels, in our opinion. Given the global strength of the brand, the significant opportunities to continue growing in international markets, and the current multiple, we continue to believe KORS has significant upside potential.

National Oilwell Varco (NOV) – shares were down 49% for the fiscal year. This stock has been hurt by falling oil prices and the cyclical headwinds affecting the entire industry. That being said, we continue to own the name because we believe most of the negative news is priced into the stock. Longer term we think the company is still very attractive because if its high class management team, and its ability to execute through all parts of the cycle and diversified portfolio of products. Although orders and activity levels will likely remain depressed over the next several quarters, M&A could be a catalyst for the stock as the company takes advantage of the downcycle. The industry is continuing to go through a destocking period, but signs of a bottom are emerging with the rig count stabilizing.

United Rentals (URI) – share were down 41%for the fiscal year. The company recently reduced full-year guidance due to lower-than-expected rate increases and time utilization. While EBITDA guidance was reduced by ~5%, the stock sell-off this year has been much more significant due to multiple compression. URI is a cyclical stock and historically the multiple has fluctuated widely depending on where the market believes we are in the economic cycle. We are looking for signs that the impact of the oil and gas industry and temporary over-fleeting will subside.

Market Outlook

We believe the Fed will keep rates steady especially if China remains soft. As an economic powerhouse, we believe weakness in China would cause a shift in sentiment and the widely-anticipated Fed tightening would be pushed back further. In such an unpredictable environment, our philosophy of not only owning high-quality names, but also not overpaying for names will be rewarded – we believe our portfolio is well positioned. We do not make thematic decisions based on day-to-day gyrations in the market but hold names based on the individual theses of each stock in our portfolio. Going forward we think we are entering a stock picker’s market where strong fundamental analysis will be rewarded.

We want to thank you for your investment and we look forward to continuing to serve you.

Eugene A. Profit
CEO& Portfolio Manager
Profit Investment Management

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end are available by calling 1-888-744-2337.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-744-2337 and a copy will be sent to you free of charge or visit the Fund’s website at www.profitfunds.com. Please read the prospectus carefully before you invest. The Profit Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

THE PROFIT FUND

Comparison of the Change in Value of a $10,000 Investment in
The Profit Fund and the S&P 500® Index (Unaudited)

	Average Annual Total Returns(a) (for periods ended September 30, 2015)
	1 Year	5 Years	10 Years
The Profit Fund	(5.52%)	11.56%	6.55%
S&P 500® Index(b)	(0.61%)	13.34%	6.80%

(a)	The total returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)

The S&P 500® Index is a market capitalization weighted index that is widely used as a barometer of U.S. stock market performance. The index is unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance or any specific investment.

THE PROFIT FUND

The Profit Fund vs S&P 500® Index
Sector Diversification
As of September 30, 2015
(Unaudited)

The Profit Fund

Top Ten Holdings
September 30, 2015
(Unaudited)

Security Description	% of Net Assets
Apple, Inc.	4.2%
Microsoft Corp.	4.0%
Celgene Corp.	3.2%
Danaher Corp.	3.0%
Home Depot, Inc. (The)	3.0%
Starbucks Corp.	2.9%
General Electric Co.	2.9%
YUM! Brands, Inc.	2.8%
Delphi Automotive plc	2.7%
Visa, Inc. - Class A	2.7%

THE PROFIT FUND
SCHEDULE OF INVESTMENTS
September 30, 2015

Shares	Common Stocks — 96.6%	Value
	Consumer Discretionary — 25.5%
	Auto Components — 2.7%
5,830	Delphi Automotive plc	$443,313

	Automobiles — 1.9%
23,155	Ford Motor Co.	314,213

	Hotels, Restaurants & Leisure — 5.7%
8,418	Starbucks Corp.	478,479
5,647	YUM! Brands, Inc.	451,478
		929,957
	Multi-line Retail — 2.1%
4,409	Target Corp.	346,812

	Specialty Retail — 3.0%
4,150	Home Depot, Inc. (The)	479,284

	Textiles, Apparel & Luxury Goods — 10.1%
4,925	G-III Apparel Group, Ltd. (a)	303,676
5,385	Michael Kors Holdings Ltd. (a)	227,462
3,575	NIKE, Inc. - Class B	439,618
2,742	PVH Corp.	279,519
5,654	VF Corp.	385,659
		1,635,934
	Consumer Staples — 7.3%
	Food & Staples Retailing — 2.2%
2,446	Costco Wholesale Corp.	353,618

	Food Products — 5.1%
4,794	Hershey Co. (The)	440,473
4,677	McCormick & Co., Inc.	384,356
		824,829
	Energy — 3.5%
	Energy Equipment & Services — 0.9%
3,880	National Oilwell Varco, Inc.	146,082

	Oil, Gas & Consumable Fuels — 2.6%
9,034	Marathon Petroleum Corp.	418,545

	Financials — 11.4%
	Banks — 1.9%
6,065	Wells Fargo & Co.	311,438

THE PROFIT FUND
SCHEDULE OF INVESTMENTS (Continued)

Shares	Common Stocks — 96.6% (Continued)	Value
	Financials — 11.4% (Continued)
	Capital Markets — 4.4%
2,149	Affiliated Managers Group, Inc. (a)	$367,458
10,845	Morgan Stanley	341,618
		709,076
	Consumer Finance — 2.3%
7,230	Discover Financial Services	375,888

	Insurance — 2.8%
4,110	AmTrust Financial Services, Inc.	258,848
1	Berkshire Hathaway, Inc. - Class A (a)	195,240
		454,088
	Health Care — 13.4%
	Biotechnology — 5.7%
4,779	Celgene Corp. (a)	516,944
4,097	Gilead Sciences, Inc.	402,284
		919,228
	Health Care Providers & Services — 3.7%
3,617	Aetna, Inc.	395,736
2,770	MEDNAX, Inc. (a)	212,708
		608,444
	Pharmaceuticals — 4.0%
5,943	Mylan N.V. (a)	239,265
13,154	Pfizer, Inc.	413,167
		652,432
	Industrials — 11.7%
	Aerospace & Defense — 1.5%
2,812	United Technologies Corp.	250,240

	Air Freight & Logistics — 2.2%
2,432	FedEx Corp.	350,159

	Airlines — 2.0%
12,429	JetBlue Airways Corp. (a)	320,295

	Industrial Conglomerates — 5.9%
5,676	Danaher Corp.	483,652
18,966	General Electric Co.	478,323
		961,975
	Trading Companies & Distributors — 0.1%
603	Air Lease Corp.	18,645

THE PROFIT FUND
 SCHEDULE OF INVESTMENTS (Continued)

Shares	Common Stocks — 96.6% (Continued)	Value
	Information Technology — 22.0%
	Internet Software & Services — 3.3%
562	Google, Inc. - Class A (a)	$358,764
290	Google, Inc. - Class C (a)	176,442
		535,206
	IT Services — 2.7%
6,346	Visa, Inc. - Class A	442,062

	Software — 7.9%
14,518	Microsoft Corp.	642,567
9,685	Oracle Corp.	349,822
14,859	Symantec Corp.	289,305
		1,281,694
	Technology Hardware, Storage & Peripherals — 8.1%
6,214	Apple, Inc.	685,404
10,804	Hewlett-Packard Co.	276,690
4,487	Western Digital Corp.	356,447
		1,318,541
	Materials — 1.8%
	Chemicals — 1.8%
4,618	Eastman Chemical Co.	298,877

	Total Common Stocks (Cost $14,068,625)	$15,700,875

Shares	Money Market Funds — 3.3%	Value
264,377	Fidelity Institutional Money Market Government Portfolio - Class I, 0.01% (b)	$264,377
264,376	Fidelity Institutional Money Market - Money Market Portfolio - Class I, 0.13% (b)	264,376
	Total Money Market Funds (Cost $528,753)	$528,753

	Total Investment Securities at Value — 99.9% (Cost $14,597,378)	$16,229,628

	Other Assets in Excess of Liabilities — 0.1%	15,028

	Net Assets — 100.0%	$16,244,656

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of September 30, 2015.
See accompanying notes to financial statements.

THE PROFIT FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2015

ASSETS
Investments in securities:
At acquisition cost	$14,597,378
At value (Note 2)	$16,229,628
Receivable for capital shares sold	22,383
Dividends receivable	12,530
Other assets	8,694
TOTAL ASSETS	16,273,235

LIABILITIES
Payable for capital shares redeemed	4,981
Payable to Adviser (Note 4)	6,674
Payable to administrator (Note 4)	7,000
Accrued distribution fees (Note 4)	6,264
Other accrued expenses	3,660
TOTAL LIABILITIES	28,579

NET ASSETS	$16,244,656

Net assets consist of:
Paid-in capital	$13,156,877
Undistributed net investment income	11,786
Undistributed net realized gains from security transactions	1,443,743
Net unrealized appreciation on investments	1,632,250
Net assets	$16,244,656

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	815,232

Net asset value, offering price, and redemption price per share (Note 2)	$19.93

See accompanying notes to financial statements.

THE PROFIT FUND
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2015

INVESTMENT INCOME
Dividends	$210,585

EXPENSES
Investment advisory fees (Note 4)	110,418
Professional fees	38,889
Distribution expense (Note 4)	33,719
Accounting services fees (Note 4)	30,000
Administration fees (Note 4)	24,000
Transfer agent fees (Note 4)	18,000
Registration and filing fees	17,980
Insurance expense	14,655
Compliance fees (Note 4)	12,000
Trustees’ fees (Note 4)	10,000
Custodian and bank service fees	8,847
Postage and supplies	7,945
Reports to shareholders	6,871
Other expenses	11,654
TOTAL EXPENSES	344,978
Less fee waivers and expense reimbursements by the Adviser (Note 4)	(146,226)
NET EXPENSES	198,752

NET INVESTMENT INCOME	11,833

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	1,448,621
Net change in unrealized appreciation (depreciation) on investments	(2,378,540)

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(929,919)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(918,086)

See accompanying notes to financial statements.

THE PROFIT FUND
 STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2015	Year Ended September 30, 2014
FROM OPERATIONS
Net investment income	$11,833	$232
Net realized gains from security transactions	1,448,621	3,620,229
Net change in unrealized appreciation (depreciation) on investments	(2,378,540)	(628,227)
Net increase (decrease) in net assets from operations	(918,086)	2,992,234

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(1,858)
From net realized gains from security transactions	(3,443,131)	(1,074,932)
Decrease in net assets from distributions to shareholders	(3,443,131)	(1,076,790)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	4,692,126	2,164,423
Reinvestment of distributions to shareholders	3,433,694	892,342
Payments for shares redeemed	(1,501,297)	(6,731,329)
Net increase (decrease) in net assets from capital share transactions	6,624,523	(3,674,564)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,263,306	(1,759,120)

NET ASSETS
Beginning of year	13,981,350	15,740,470
End of year	$16,244,656	$13,981,350

UNDISTRIBUTED NET INVESTMENT INCOME	$11,786	$—

CAPITAL SHARE ACTIVITY
Shares sold	217,171	83,360
Shares issued in reinvestment of distributions to shareholders	155,371	35,453
Shares redeemed	(64,804)	(251,066)
Net increase (decrease) in shares outstanding	307,738	(132,253)
Shares outstanding, beginning of year	507,494	639,747
Shares outstanding, end of year	815,232	507,494

See accompanying notes to financial statements.

THE PROFIT FUND
FINANCIAL HIGHLIGHTS

Per share data for a share outstanding throughout each year:
	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014		Year Ended Sept. 30, 2013	Year Ended Sept. 30, 2012	Year Ended Sept. 30, 2011
Net asset value at beginning of year	$27.55	$24.60		$21.46	$16.32	$16.96

Income (loss) from investment operations:
Net investment income	0.01	0.00	(a)	0.08	0.04	0.00 (a)
Net realized and unrealized gains (losses) on investments	(0.87)	4.63		4.16	5.12	(0.64)
Total from investment operations	(0.86)	4.63		4.24	5.16	(0.64)

Less distributions:
From net investment income	—	(0.00	)(a)	(0.09)	(0.02)	—
From net realized gains from security transactions	(6.76)	(1.68)		(1.01)	—	—
Total distributions	(6.76)	(1.68)		(1.10)	(0.02)	—

Net asset value at end of year	$19.93	$27.55		$24.60	$21.46	$16.32

Total return (b)	(5.52%)	19.44%		20.85%	31.66%	(3.77%)

Net assets at end of year (000’s)	$16,245	$13,981		$15,740	$12,631	$9,895

Ratio of total expenses to average net assets	2.34%	2.21%		2.34%	2.34%	2.19%

Ratio of net expenses to average net assets (c)	1.35%	1.35%		1.35%	1.35%	1.43%

Ratio of net investment income to average net assets (c)	0.08%	0.00	%(d)	0.32%	0.19%	0.01%

Portfolio turnover rate	54%	46%		44%	33%	37%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after advisory fee waivers and expense reimbursements (Note 4).
(d)	Percentage rounds to less than 0.01%.
See accompanying notes to financial statements.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2015

1. Organization

The Profit Fund (the “Fund”) is a diversified series of The Profit Funds Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on June 14, 1996. The Fund commenced the public offering of its shares on November 15, 1996.

The Fund seeks to provide investors with high long-term total return, consistent with the preservation of capital and maintenance of liquidity.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation — The Fund’s portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges are valued at the closing price on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last sale price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities (and other assets) for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy (see next page), depending on the inputs used. Factors used in determining portfolio investments subject to fair value determination include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; infrequency of sales; thinness of the market; the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or future markets, such as the suspension or limitation of trading.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments by security type as of September 30, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks	$15,700,875	$—	$—	$15,700,875
Money Market Funds	528,753	—	—	528,753
Total	$16,229,628	$—	$—	$16,229,628

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by industry type. As of September 30, 2015, the Fund did not have any transfers into and out of any Level. In addition, the Fund did not hold any derivative instruments or assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of September 30, 2015. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation — The net asset value per share of the Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income — Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Security transactions — Security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on a specific identification basis.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Distributions to shareholders — Distributions to shareholders arising from net investment income and net realized capital gains, if any, are paid at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions are recorded on the ex-dividend date. The tax character of the Fund’s distributions paid during the years ended September 30, 2015 and 2014 was as follows:

Years Ended	Ordinary Income	Long-term Capital Gains	Total Distributions
September 30, 2015	$109,197	$3,333,934	$3,443,131
September 30, 2014	$321,147	$755,643	$1,076,790

Contingencies and commitments — The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized gains are distributed in accordance with the Code. Accordingly, no provision for income tax has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of September 30, 2015:

Cost of portfolio investments	$14,597,378
Gross unrealized appreciation	$2,793,612
Gross unrealized depreciation	(1,161,362)
Net unrealized appreciation	1,632,250
Undistributed ordinary income	11,786
Undistributed long-term capital gains	1,443,743
Accumulated earnings	$3,087,779

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken or to be taken on federal income tax returns for all open tax years (tax years ended September 30, 2012 through September 30, 2015) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal.

During the year ended September 30, 2015, the Fund reclassified $47 of distributions in excess of net realized gains against undistributed net investment income on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or net asset value per share.

3. Investment Transactions

During the year ended September 30, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. government securities, totaled $10,756,399 and $7,747,406, respectively.

4. Transactions with Related Parties

The President of the Trust is also the President of Profit Investment Management, LLC (the “Adviser”). Certain other officers of the Trust are also officers of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Fund, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter and exclusive agent for the distribution of shares of the Fund.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

MANAGEMENT AGREEMENT

The Fund’s investments are managed by the Adviser pursuant to the terms of a Management Agreement. Under the Management Agreement, the Fund pays the Adviser an investment advisory fee at an annual rate of 0.75% of its average daily net assets.

The Adviser has contractually agreed until at least February 1, 2016 to waive its advisory fees and, if necessary, reimburse a portion of the Fund’s operating expenses to limit its total ordinary operating expenses to 1.35% per annum of its average daily net assets. Accordingly, the Adviser waived all of its investment advisory fees in the amount of $110,418 and reimbursed other operating expenses totaling $35,808 during the year ended September 30, 2015.

OTHER SERVICE PROVIDERS

Under the terms of servicing agreements between the Fund and Ultimus, Ultimus provides administrative, pricing, accounting, compliance, dividend disbursing, shareholder servicing, and transfer agent services to the Fund. For these services, the Fund pays Ultimus fees in accordance with such agreements. In addition, the Fund pays out-of-pocket expenses including, but not limited to postage, supplies and costs of pricing the Fund’s portfolio securities.

Under the terms of an underwriting agreement, the Distributor provides distribution services and serves as principal underwriter for the Fund. The Distributor is a wholly owned subsidiary of Ultimus and receives fees from the Fund in accordance with such agreement.

PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 (the “Plan”) under which the Fund may incur expenses related to the distribution and promotion of its shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the Fund’s average daily net assets. The Fund paid distribution related expenses of $33,719 under the Plan during the year ended September 30, 2015, representing 0.23% of the Fund’s average daily net assets.

COMPENSATION OF TRUSTEES

The Trust pays each Trustee who is not an “interested person” of the Trust a per meeting fee of $1,250. Trustees who are “interested persons” of the Trust do not receive compensation from the Fund.

5. Sector Risk

If the Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

value per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of the Fund’s portfolio will be adversely affected. As of September 30, 2015, the Fund had 25.5% of the value of its net assets invested in stocks within the Consumer Discretionary sector.

6. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

THE PROFIT FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Profit Funds Investment Trust
and the Shareholders of The Profit Fund

We have audited the accompanying statement of assets and liabilities of The Profit Fund, a series of shares of beneficial interest in Profit Funds Investment Trust, including the schedule of investments, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Profit Fund as of September 30, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
November 23, 2015

THE PROFIT FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees, distribution (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (April 1, 2015) and held until the end of the period (September 30, 2015).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. These ongoing costs, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE PROFIT FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)
(Continued)

	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$922.30	$6.51
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.30	$6.83

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-744-2337, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-888-744-2337, or on the SEC’s website at http://www.sec.gov.

The Fund files its complete listing of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling 1-888-744-2337. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning certain ordinary income dividends and distributions from net realized capital gains made by the Fund during the year ended September 30, 2015. On December 31, 2014, the Fund declared and paid a short-term capital gain distribution and a long-term capital gain distribution of $0.2145 and $6.5490 per share, respectively. 100% of both the short-term and the long-term capital gain distribution may be subject to a maximum tax rate of 23.8% As required by federal regulations, complete information was computed and reported in conjunction with your 2014 Form 1099-DIV.

THE PROFIT FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Trustee/Officer	Address	Year of Birth	Position Held with the Trust	Length of Time Served
*Eugene A. Profit	7500 Old Georgetown Road, Suite 700 Bethesda, MD 20814	1964	President and Trustee	Since June 1996
Kim M. Keenan	7500 Old Georgetown Road, Suite 700 Bethesda, MD 20814	1962	Trustee	Since March 2009
Robert M. Milanicz	7500 Old Georgetown Road, Suite 700 Bethesda, MD 20814	1948	Trustee	Since October 1996
Angela A. Simmons	225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	1975	Treasurer	Since November 2014
Robert G. Dorsey	225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	1957	Vice President	Since October 2001
Frank L. Newbauer	225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	1954	Secretary Chief Compliance Officer	Since May 2011 May 2014

*

Mr. Profit, as an affiliated person of Profit Investment Management, LLC, the Fund’s investment adviser, is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

Each Trustee oversees the one portfolio of the Trust. None of the Trustees hold directorships in (1) any other registered investment companies under the Investment Company Act of 1940, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act. The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

Eugene A. Profit is President, Chief Executive Officer and Chief Investment Officer of the Adviser.

THE PROFIT FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Kim M. Keenan is President and Chief Executive Officer of MMTC (a national nonprofit organization promoting equal opportunity and civil rights in mass media, telecommunications and broadband). From November 2010 to October 2014, she was General Counsel of the National Association for the Advancement of Colored People (“NAACP”).

Robert M. Milanicz is Chief Financial Officer of The GRB Company, LLC (a government contract and consulting firm). From June 2010 to December 2013, he was Director, Accounting Operations of the American Psychological Association.

Angela A. Simmons is Assistant Vice President, Associate Director of Financial Administration of Ultimus Fund Solutions, LLC.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC (the Trust’s administrator) and Ultimus Fund Distributors, LLC (the Trust’s principal underwriter).

Frank L. Newbauer is an Assistant Vice President of Ultimus Fund Solutions, LLC.

Additional information about the Trustees and executive officers may be found in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-888-744-2337.

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PROFIT FUNDS INVESTMENT TRUST

7500 Old Georgetown Road, Suite 700

Bethesda, Maryland 20814

Board of Trustees

Eugene A. Profit

Kim Michele Keenan

Robert M. Milanicz

Investment Adviser

PROFIT INVESTMENT MANAGEMENT, LLC

7500 Old Georgetown Road, Suite 700

Bethesda, Maryland 20814

(301) 650-0059

Administrator/Transfer Agent

ULTIMUS FUND SOLUTIONS, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

Shareholder Service

Nationwide: (Toll-Free) 888-744-2337

This report is for the information of the shareholders of The Profit Fund. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s current prospectus.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Robert M. Milanicz. Mr. Milanicz is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $14,500 and $14,000 with respect to the registrant’s fiscal years ended September 30, 2015 and 2014, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. No fees were billed in either of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Profit Funds Investment Trust

By (Signature and Title)*		/s/ Eugene A. Profit
Eugene A. Profit, President

Date	November 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Eugene A. Profit
Eugene A. Profit, President

Date	November 30, 2015

By (Signature and Title)*		/s/ Angela A. Simmons
Angela A. Simmons, Treasurer

Date	November 30, 2015

*	Print the name and title of each signing officer under his or her signature.